 (header images)(menubar images) Objective
Seeks long-term capital appreciation in both bull and bear markets with minimal exposure to general equity market risk.

Investment Stategy
Invests substantially all of its assets in a combination of long and short positions, respectively in undervalued and overvalued equity securities. By being simultaneously long and short in equities with similar characteristics the managers of the Market-Neutral Fund intend to neutralize the effects of general stock market movements on the Fund's performance. (See Prospectus for more information on investment practices).

***CHAR: 160*** LARGEST HOLDINGS as of 05-31-2000
Hand Technologies Inc. 144A	1.7%
True North Communications	0.7%
May Department Stores	0.7%
Valuevision International, Inc.	0.7%
Biogen, Inc.	0.6%
Emulex Corp.	0.6%
Sawtek, Inc.	0.6%
Finova Group, Inc.	0.6%
Sensormatic Electronics, Inc.	0.6%
Macromedia, Inc.	0.6%

***CHAR: 160*** LARGEST INDUSTRIES as of 05-31-2000
Technology	3.0%
Health Care	1.0%
Transportation	1.0%
Utilities	0.4%
Energy	0.4%
Communication Services	0.4%

***CHAR: 160*** PERFORMANCE as of 05-31-2000
Calendar Year to Date Return	5.19%
average annual return
One Year	16.66%
Three Years	-0.76%
Five Years	1.60%
Since Inception (2/10/94)	2.04%

***CHAR: 160*** PORTFOLIO ANALYSIS as of 05-31-2000
Net Assets	$19.549M
Number of Holdings	313

***CHAR: 160*** COMPOSITION as of 05-31-2000
Common Stock	60.1%
Other Assets, Net	57.6%
US Agency Obligations	35.7%
Cash	5.0%
Short Sales	-58.4%
Fund Inception Date: February 10, 1994

Links:
(link) Spring 2000: Market Neutral Fund Close-up

(link) Market Neutral Investing by Mark Finn
Abridged from the Journal of Financial Planning (August, 1998)

(link) Spring 2000: Lindner Board Appoints
Co-Managers for Funds (footer images)